UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 16, 2016

MICROBOT MEDICAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19871	94-3078125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5 HaMada St.,
Yokneam 2069204, Israel
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: +972-4-8200-710

StemCells, Inc.
39899 Balentine Drive, Suite 200
Newark, CA 94560
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On December 16, 2016, Microbot Medical Inc. (the “Company”), entered into a Securities Exchange Agreement with Alpha Capital Anstalt (“Alpha”), pursuant to which Alpha would exchange approximately 9,735,925 shares or rights to acquire shares of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) held by it, for approximately 9,736 shares of a newly designated class of Series A Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”). The Common Stock and Common Stock underlying the rights include all of the shares of Common Stock issued or issuable to Alpha pursuant to the previously disclosed merger transaction between the Company (then named StemCells, Inc.) and Microbot Medical Ltd., an Israeli corporation.

The approximately 9,735,925 shares of Common Stock and the rights thereto will be cancelled and the Company’s issued and outstanding shares of Common Stock will be reduced to approximately 26,518,315.

The closing of the exchange is subject to customary closing conditions, and is expected to occur prior to the end of 2016.

The Exchange Agreement contains usual and customary representations and warranties, and affirmative and negative covenants.

The foregoing description of the Agreement is not complete and is subject to and qualified in its entirety by reference to the Exchange Agreement and the Certificate of Designation (as described below), copies of which are attached as Exhibit 10.1 and 3.1, respectively, and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
The information contained above in Item 1.01 is hereby incorporated by reference into this Item 5.03. On December 16, 2016, the Company filed the Certificate of Designation of Preferences, Rights and Limitations of the Preferred Stock with the Secretary of State of the State of Delaware, authorizing and establishing the rights, preferences, and privileges of the Preferred Stock (the “Certificate of Designation”).

Each share of Preferred Stock is convertible, at any time and from time to time, into 1,000 shares of Common Stock, subject to customary adjustments for stock dividends, stock splits and other fundamental transactions, and are further subject to a beneficial ownership limitation of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon conversion of the Preferred Stock. The Preferred Stock have no voting rights, except as may be required by law or for limited purposes specified in the Certificate of Designation.

A copy of the Certificate of Designation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.
On December 16, 2016, the Company issued a press release announcing an investor briefing conference call and webcast, scheduled to take place on Monday, December 19, 2016, at 4:30 p.m. ET. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock
10.1	Exchange Agreement
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROBOT MEDICAL INC.
By:	/s/ Harel Gadot
Harel Gadot Chairman and Chief Executive Officer

Date: December 16, 2016